UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end:  February 28, 2019

Date of reporting period:  February 28, 2019

Item 1. Reports to Stockholders.

Wasmer Schroeder High Yield Municipal Fund

Annual Report
February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

Wasmer Schroeder High Yield Municipal Fund

February 28, 2019

Dear Shareholder:

We are pleased to present the February 28, 2019 annual report for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”). The Fund’s net asset value (“NAV”) per share decreased by $0.02 to $10.61 during the fiscal year ended February 28, 2019. Over those twelve months, shareholders received monthly income distributions totaling 41 cents per share. Factoring in the reinvestment of dividends, the Fund underperformed the Bloomberg Barclays Municipal Bond Index by 0.20% and the Bloomberg Barclays Municipal High Yield Bond Index by 3.03% over the fiscal year. Since its inception on March 31, 2014, the Fund has outperformed the Bloomberg Barclays Municipal Bond Index by 2.35% and the Bloomberg Barclays High Yield Municipal Bond Index by 0.16% on an annualized basis.

	Wasmer Schroeder	Bloomberg Barclays	Bloomberg Barclays
	High Yield Municipal	Municipal High	Municipal Bond
Period	Fund (WSHYX)	Yield Bond Index	Index
3/1/2018 – 2/28/2019	3.93%	6.96%	4.13%
3/31/2014 (Inception) –
2/28/2019 (Annualized)	5.82%	5.66%	3.47%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.WSC.MUNI. The Fund imposes a 1.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If it had, return would be reduced. The Fund’s gross expense ratio is 0.73%.

U.S. Interest Rates

For bond investors, the year ended February 28, 2019, was primarily defined by continued flattening of the yield curve. Yields on 3-month Treasury bills were higher by 78 basis points and 2-year yields were higher by 26 basis points. Meanwhile, yields on 10-year and 30-year Treasuries were lower by 15 basis points and 4 basis points, respectively. These moves left the slope of the U.S. Treasury curve at its flattest levels since 2007, with the difference between 2-year and 10-year yields at just 0.20% and 2-year and 30-year yields at 0.56%.

There were two factors that drove the majority of the curve flattening: tighter monetary policy from the Federal Reserve Board (the “Fed”), and increasing signs of slowing global economic growth. The Fed continued along its “data dependent” approach to fulfilling its dual mandate (maximum employment and price stability) by increasing the federal funds target rate four times to bring the upper-bound to 2.50%. These actions were effectively messaged in advance and came without surprise to the markets. Coming out of the December 2018 meeting, the Fed’s updated “dot plots” map (which is used as a guide to measure expectations for the future implied funds

Wasmer Schroeder High Yield Municipal Fund

target rate) indicated that a majority of the Board of Governors expected between 2 to 3 additional rate hikes over the course of 2019. Through the lens of the U.S. economy, expectations for tighter monetary policy seemed justified.  The unemployment rate had trended below 4% for most of the year, average hourly earnings were growing at the fastest pace since the Financial Crisis, and Core-PCE (Personal Consumption Expenditure Index) reached the Fed’s 2.00% target rate for the first time since 2012. Given this backdrop, the Fed’s aggressive dot plot expectations appeared warranted as we entered 2019.

Betraying the Fed’s planned monetary policy path was an undercurrent of deteriorating global economic conditions. The fourth quarter of 2018, in particular, delivered a significant pivot in terms of shifting bond market expectations. Late October saw news that growth in the Eurozone unexpectedly declined to just 0.2% in the third quarter, a sharp decrease from the already middling 0.4% growth rate in the second quarter. FedEx Corp. weighed in a few weeks later, drastically reducing their 2019 earnings forecast due to the weakness in Europe and signs that the impact of trade tensions between the U.S. and China were taking a toll on global economic growth. Apple rang in the New Year by reducing its revenue expectations for the first time in 16 years due to the impact of China’s slowing economy on its sales of iPhones. It was revealed in February that the German economy, the traditional engine of Eurozone GDP, failed to grow at all during the fourth quarter – in large part due to the impact of trade disputes with the U.S. on their manufacturing exports.

While the Fed’s reign over the short end of the yield curve was on full display during the fiscal year, it was the market’s reaction to these weakening aggregate economic conditions that drove action on intermediate and long-term bonds. Yields on 10-year U.S. Treasury notes topped out at 3.24% on November 8th, and subsequently fell to 2.72% by the end of February 2019. In another sign of investor angst (and expectations for the European Central Bank interventions), the global supply of bonds yielding below zero once again rose to more than $9 trillion – the highest levels since late 2017. As we glimpse into March 2019, the Fed has formally acknowledged these headwinds, effectively walking back their guidance for any additional tightening this year. In fact, interest rate futures are now pricing in greater odds of a cut to the federal funds rate by the end of 2019 instead of any additional rate hikes. In summary, it was clearly sea of shifting tides for the U.S. Treasury market over the last 12 months, and these changes had interesting implications for the tone of the municipal bond market.

Tax Exempt Municipal Bond Market

Over the last 10 years, the correlation of 10-year tax exempt municipal bond yields to 10-year U.S. Treasury yields has been very high at 0.9 (with 1.0 meaning perfect positive correlation). So it was not surprising that yields in the municipal bond market followed the Treasury market lower during the fiscal year ended February 28, 2019. What was surprising, was the absolute amount that tax exempt yields fell and the impact that the moves had on the slope of the municipal curve relative to Treasuries.

Wasmer Schroeder High Yield Municipal Fund

Short tax exempt yields moved higher by 4 basis points, with 2-year municipals ending February at 1.61%. Long-term tax exempt yields moved lower by 4 basis points, with 30-year municipals closing at 3.06%. This was generally consistent with the action we saw in the Treasury curve. However, the belly of the tax exempt curve, specifically 6-11 year maturities, saw yields drop anywhere from 31-39 basis points – a significant move compared to the 15 basis point decline we saw on 10-year Treasuries. The slope of the tax exempt curve between 2-year and 10-year flattened by 39 basis points to close at 0.53%. The spread between 2-year and 30-year bonds flattened by 8 basis points to 1.45%, which is notable if not solely because that same slope in Treasuries ended February at just 0.56% – a difference in slope of 89 basis points.

The influence of the Treasury market on tax exempt yields was only one component of the price action we saw in the municipal bond market over the year. Equally important were the technical factors in play, with supply and demand attributions playing a large role in the outperformance we saw in munis compared to Treasuries. Supply proved yet again to be a positive technical influence for spreads and liquidity. Total issuance in the municipal market during the period was $327 billion, the lowest for a 12-month period since February 2014. The demand profile was somewhat volatile, with a string of inflows over the summer leading into 12 consecutive weeks of outflows by mid-December. But the real story for demand came in January and February of 2019. Of the $11.2 billion in total inflows to municipal funds during the 12 month period, $9.6 billion were realized in January and February. The net impact of the lower supply and elevated demand was not just lower yields, but lower municipal-to-Treasury yields ratios. Ratios along the curve were generally volatile during the period, with ratios from 2- to 10-year maturities trading in wide bands. But the deluge of inflows into the muni market to begin 2019 was the icing on the cake. All muni-to-Treasury ratios, from short to long, ended February 2019 below their 12 month average. This left the municipal market in a position of outperformance versus Treasuries for the period, with the Bloomberg Barclays 10-year Municipal Bond Index posting a return of 5.13% compared with 4.04% for 10-year U.S. Treasuries.

There were a number of high profile storylines that the municipal market navigated over the course of the year. The effects of the Tax Cuts and Jobs Act, passed in late 2017, continued to be felt throughout 2018 as the new caps on state and local tax (“SALT”) deductions drove exceptionally strong demand for high tax, “specialty” state bonds – particularly New York and California. In the case of California, their SALT-fueled rally took a step back in November as the state was forced to deal with the most destructive wildfire season on record. The uncertainty about the scope and scale of the damage (more than 1.9 million acres burned) represented a stark reminder of the derivative dangers that climate change can present for muni investors with geographically concentrated portfolio allocations. The State of Illinois ushered in new gubernatorial leadership with the election of J.B. Pritzker in the fall. This represented a significant shift for the highly indebted state and investors are closely watching for any clues as to his long-term plans for the state’s unfunded pension liabilities and large back-log of vendor payables. The Commonwealth of Puerto Rico made

Wasmer Schroeder High Yield Municipal Fund

measurable progress in their contentious debt restructuring efforts by successfully exchanging $17.6 billion in defaulted sales tax-backed “COFINA” debt at discounts to par. This was just one step in a long road towards an eventual resolution, and the “Puerto Rico versus Bondholders” fight continues to rage on. For example, the Commonwealth is now arguing that more than $6 billion in general obligation debt issued after 2012 should be invalidated due to breaches of constitutional debt limits.

These stories were effectively relegated to background noise by February 2019. The technical demand patterns in place left a strong bid in the market for credit, with the Bloomberg Barclays ‘BBB’ Municipal Index outperforming the ‘AAA’ Index by 107 basis points. Headline states like New Jersey (+5.16%), Illinois (+4.93%), Pennsylvania (+4.62%) and Connecticut (+4.54%) outperformed as investors went further down the credit curve in their search for yield, while high-tax “specialty” states, including California (+3.85%) and New York (+3.89%), underperformed.

Wasmer Schroeder High Yield Municipal Fund

The Fund’s performance over the fiscal year was lower than that of the Bloomberg Barclays Municipal Index and the Bloomberg Barclays Municipal High Yield Bond Index. There were two key reasons for last year’s underperformance: shorter duration and no exposure to uninsured Puerto Rico.

The Fund’s duration-to-worst ended the quarter at approximately 4.6 compared with 9.0 for the Bloomberg Barclays Municipal High Yield Bond Index. The Index’s longer duration reflects a large allocation to zero coupon Tobacco paper and, more recently, the introduction of long maturity COFINA bonds. The curve flattening we saw during the last few months of the period was one of the key drivers of the return differential between the Fund and the benchmark. The Puerto Rico component of the benchmark was equally important. Although the weighting to Puerto Rico was relatively small during the year as its defaulted securities fell out of the Index, the 40.2% total return of the HY Puerto Rico Index added 113 basis points to the overall High Yield Index’s 6.96% return. While the Fund does hold Puerto Rico, the exposure is limited to insured credits which have provided the primary source of debt repayment.

All sectors, maturities and credit rating categories within the Fund were positive during the period from a total return standpoint. The Fund’s exposure to the Healthcare, Transportation, and General Obligation credits contributed the most overall performance, while the Special Tax, Education, and Water/Sewer sectors underperformed. Credit quality remains higher than the overall Bloomberg Barclays Muni High Yield Index as we have been structuring the portfolio with a preference towards ‘A’ and ‘BBB’ rated names rather than below investment grade and non-rated issuers. Tighter risk premiums between these ratings categories and an overall flattening of the yield curve have resulted in diminishing relative value opportunities. Consistent with our long-term approach to credit, we will continue to focus on the areas of the market where we see the greatest relative value for investors rather than simply chasing rating categories. We believe this approach puts the Wasmer Schroeder High Yield Municipal Fund in a more opportunistic position to mitigate

Wasmer Schroeder High Yield Municipal Fund

against potential spread widening while also maintaining a higher degree of liquidity to capitalize on opportunities that might develop over the coming quarters.

As of February 28, 2019, the Fund’s duration-to-worst was 4.6 years and the Fund’s average maturity was 16.0 years. The Fund ended the fiscal year with a portfolio consisting of 88 individual securities. This reflects our belief that diversification is an important risk-management component of any strategy that focuses on credit opportunities.

We look forward to continuing to serve your investment needs in the future and we encourage you to contact us if you have any questions about your investment in the Wasmer Schroeder High Yield Municipal Fund.

Jason D. Diefenthaler
Director of Tax Exempt Portfolio Management
Wasmer Schroeder

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in municipal securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse political, legislative, regulatory and economic developments.  The Fund may invest in securities which involve limited liquidity that can be difficult to sell.  Income from investments in tax-exempt securities may be subject to state and local taxes and a portion of income could be subject to the federal alternative minimum tax.

Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond ratings provide the probability of an issuer defaulting based on the credit rating agency’s analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Service, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Certain investments in the Fund are covered by bond insurance issued by a monoline bond insurer.  Bond insurance is a type of credit enhancement.  A bond insurer unconditionally and irrevocably guarantees that interest and principal will be paid as scheduled even if the bond issuer defaults.  A monoline bond insurer backs debt securities only and is not exposed to risks from other lines of business.

Diversification does not assure a profit or protect against risk in a declining market.

The Bloomberg Barclays Municipal High Yield Bond Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the Index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.  The Bloomberg Barclays Municipal High Yield Puerto Rico Index represents bonds issued by the Commonwealth of Puerto Rico that are eligible for inclusion in the Bloomberg Barclays Municipal High Yield Bond Index.

Wasmer Schroeder High Yield Municipal Fund

The Bloomberg Barclays Municipal Bond Index, the Bloomberg Barclays ‘AAA’ Municipal Bond Index, the Bloomberg Barclays 10-Year Municipal Index and the Bloomberg Barclays ‘BBB’ Municipal Bond Index are rules-based, market-weighted indices which represents various components of the investment grade tax-exempt bond market.  Bonds eligible for inclusion in the indices must be rated investment grade, must have an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million and meet the maturity or rating thresholds described in the index name.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

The “core” PCE price Index is defined as personal consumption expenditures (PCE) prices excluding food and energy prices.  The core PCE Index measures the prices paid by consumers for goods and services without the volatility caused by movements in food and energy prices to reveal underlying inflation trends.

An investment cannot be made directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed to the redemption date which would provide the lowest yield (for callable bonds) or highest yield (for putable bonds).  For securities without calls or puts, duration-to-worst is calculated to maturity.

Average maturity is the weighted average maturity of the securities in the portfolio, expressed in years.

Cash flow is the net amount of cash and cash equivalents moving into and out of a business.

Basis point equals 1/100th of 1%.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at February 28, 2019 (Unaudited)

As a Percentage of Total Municipal Bonds

Municipal Bond Type

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at February 28, 2019 (Unaudited)

As a Percentage of Total Investments

Credit Rating

Credit ratings are determined by using the middle rating of Moody’s Investors Service©, Inc., Standard and Poor’s® Ratings Group and Fitch Ratings, Inc. and the lowest rating when fewer than three ratings are assigned.

Wasmer Schroeder High Yield Municipal Fund

Comparison of the change in value of a $10,000 investment in the
Wasmer Schroeder High Yield Municipal Fund – Institutional Class vs. the
Bloomberg Barclays Municipal High Yield Bond Index and the
Bloomberg Barclays Municipal Bond Index

		Since Inception
Average Annual Total Return:	One Year	(3/31/14)
Wasmer Schroeder High Yield Municipal Fund – Institutional Class	3.93%	5.82%
Bloomberg Barclays Municipal High Yield Bond Index	6.96%	5.66%
Bloomberg Barclays Municipal Bond Index	4.13%	3.47%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-WSC-MUNI (1-855-972-6864).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  During the years ended February 28, 2017, February 28, 2018 and February 28, 2019, the adviser recouped previously waived fees.  In the absence of the recoupment, returns would be higher.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Bloomberg Barclays Municipal High Yield Bond Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Bloomberg Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the investment grade tax-exempt bond market.  Bonds eligible for inclusion in the index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at February 28, 2019 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/18 – 2/28/19).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses with actual net expenses limited to 0.75% of the Fund’s average daily net assets per the operating expenses limitation agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at February 28, 2019 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/18	2/28/19	9/1/18 – 2/28/19
Actual	$1,000.00	$1,014.20	$3.75
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.08	$3.76

*
Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2019

	Principal
MUNICIPAL BONDS – 94.10%	Amount	Value
Arizona – 0.97%
La Paz County Industrial Development
Authority Revenue Bonds
5.00%, 2/15/2038 (Callable 2/15/2028)	$700,000	$748,111

California – 5.59%
California Statewide Communities
Development Revenue Bonds
5.25%, 12/1/2029 (Callable 12/1/2024)	1,000,000	1,104,500
5.25%, 12/1/2044 (Callable 12/1/2024)	500,000	532,595
Golden State Tobacco Securitization Corp. Revenue Bonds
3.50%, 6/1/2036 (Callable 6/1/2022)	1,000,000	993,680
Palomar Health California Revenue Bonds
5.00%, 11/1/2028 (Callable 11/1/2026)	1,000,000	1,136,430
San Joaquin Hills Transportation Corridor
Agency Revenue Bonds
5.25%, 1/15/2049 (Callable 1/15/2025)	500,000	537,160
		4,304,365
Colorado – 2.84%
Colorado Health Facilities Authority Revenue Bonds
5.00%, 6/1/2042 (Callable 6/1/2027)	1,000,000	1,072,690
Denver Colorado Convention Center
Hotel Authority Revenue Bonds
5.00%, 12/1/2033 (Callable 12/1/2026)	1,000,000	1,112,030
		2,184,720
District of Columbia – 2.48%
District of Columbia Revenue Bonds
6.25%, 10/1/2032 (Callable 4/1/2021)	330,000	345,302
6.50%, 10/1/2041 (Callable 4/1/2021)	1,500,000	1,564,170
		1,909,472
Florida – 7.31%
Capital Trust Agency, Inc. Revenue Bonds
7.50%, 6/1/2048 (Callable 6/1/2028) (b)	2,000,000	2,053,860
Halifax Hospital Medical Center Florida
Hospital Revenue Bonds
5.00%, 6/1/2036 (Callable 6/1/2026)	500,000	543,930
Lee County Industrial Development Authority Revenue Bonds
4.50%, 10/1/2032 (Callable 10/1/2022)	500,000	502,680
5.50%, 10/1/2047 (Callable 10/1/2022)	1,000,000	1,054,470
Midtown Miami Community Development
District Special Assessment
5.00%, 5/1/2037 (Callable 5/1/2023)	350,000	361,911

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2019, Continued

	Principal
	Amount	Value
Florida – 7.31% (Continued)
Palm Beach County Health Facilities Authority Revenue Bonds
7.25%, 6/1/2034 (Callable 6/1/2022)	$1,000,000	$1,116,700
		5,633,551
Georgia – 1.39%
Private Colleges & Universities Authority Revenue Bonds
5.00%, 4/1/2044 (Callable 4/1/2024)	1,000,000	1,070,270

Guam – 2.43%
Guam Government Waterworks Authority Revenue Bonds
5.00%, 7/1/2035 (Callable 7/1/2024)	500,000	532,510
Guam Power Authority Revenue Bonds
5.00%, 10/1/2021	495,000	524,279
5.00%, 10/1/2034 (Callable 10/1/2022)	780,000	817,846
		1,874,635
Illinois – 9.25%
Chicago Board of Education General Obligation Bonds
5.00%, 12/1/2046 (Callable 12/1/2028)	1,000,000	1,013,010
City of Chicago Illinois General Obligation Bonds
5.00%, 1/1/2025	1,285,000	1,389,225
5.50%, 1/1/2039 (Callable 1/1/2025)	1,025,000	1,086,090
City of Chicago Illinois Waterworks Revenue Bonds
5.00%, 11/1/2044 (Callable 11/1/2024)	500,000	543,365
Metropolitan Pier & Exposition Authority Revenue Bonds
5.20%, 6/15/2050 (Callable 6/15/2020)	1,000,000	1,006,740
State of Illinois General Obligation Bonds
5.25%, 7/1/2030 (Callable 7/1/2023)	1,020,000	1,069,368
5.00%, 2/1/2039 (Callable 2/1/2024)	1,000,000	1,015,160
		7,122,958
Iowa – 1.28%
Iowa Higher Education Loan Authority Revenue Bonds
5.00%, 10/1/2037 (Callable 10/1/2025)	1,000,000	987,460

Maine – 1.63%
Maine Health & Higher Education Facilities
Authority Revenue Bonds
5.00%, 7/1/2024 (Callable 7/1/2023)	850,000	926,959
5.00%, 7/1/2027 (Callable 7/1/2023)	300,000	324,042
		1,251,001
Maryland – 7.16%
Baltimore Maryland Convention Center Revenue Bonds
5.00%, 9/1/2030 (Callable 9/1/2027)	1,000,000	1,130,640
5.00%, 9/1/2031 (Callable 9/1/2027)	1,000,000	1,126,340

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2019, Continued

	Principal
	Amount	Value
Maryland – 7.16% (Continued)
Maryland State Economic Development Corp.
Student Housing Revenue Bonds
5.00%, 7/1/2039 (Callable 7/1/2025)	$1,000,000	$1,057,630
Maryland State Economic Development Corp.
Transportation Revenue Bonds
5.00%, 6/1/2035 (Callable 6/1/2028)	1,000,000	1,126,810
Rockville Maryland Mayor & Council Economic
Development Revenue Bonds
5.00%, 11/1/2027 (Callable 11/1/2024)	500,000	552,415
5.00%, 11/1/2042 (Callable 11/1/2024)	500,000	518,460
		5,512,295
Massachusetts – 1.38%
Massachusetts Development Finance Agency Revenue Bonds
5.00%, 7/1/2044 (Callable 7/1/2025)	500,000	534,555
5.125%, 7/1/2044 (Callable 7/1/2024)	500,000	532,130
		1,066,685
Michigan – 3.44%
City of Detroit Michigan General Obligation Bonds
5.00%, 4/1/2031 (Callable 4/1/2028)	500,000	535,115
5.00%, 4/1/2032 (Callable 4/1/2028)	500,000	531,690
5.00%, 4/1/2035 (Callable 4/1/2028)	500,000	526,060
Michigan Finance Authority Revenue Bonds
5.00%, 7/1/2044 (Callable 7/1/2024)	1,000,000	1,058,740
		2,651,605
Minnesota – 7.75%
Southcentral Minnesota Multi-County Housing &
Redevelopment Authority Revenue Bonds
4.16%, 2/1/2000 (a)	15,000	8,850
4.16%, 2/1/2002 (a)	30,000	17,700
4.16%, 2/1/2005 (a)	20,000	11,800
4.16%, 2/1/2006 (a)	20,000	11,800
4.16%, 2/1/2007 (a)	65,000	38,350
4.16%, 6/1/2008 (a)	10,000	5,900
4.16%, 2/1/2017 (a)	450,000	265,500
4.16%, 2/1/2025 (a)	9,500,000	5,605,000
		5,964,900
New Jersey – 6.65%
New Jersey Economic Development Authority
School Facilities Revenue Bonds
5.00%, 6/15/2025	500,000	559,110
5.00%, 6/15/2034 (Callable 6/15/2024)	1,000,000	1,061,470

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2019, Continued

	Principal
	Amount	Value
New Jersey – 6.65% (Continued)
New Jersey Transportation Trust Fund
Authority Revenue Bonds
4.625%, 6/15/2030 (Callable 6/15/2025)	$1,000,000	$1,070,220
South Jersey Transportation Authority Revenue Bonds
5.00%, 11/1/2039 (Callable 11/1/2024)	1,000,000	1,067,880
Tobacco Settlement Financing Corp. Revenue Bonds
5.00%, 6/1/2046 (Callable 6/1/2028)	1,350,000	1,366,848
		5,125,528
New York – 2.18%
Brooklyn Arena Local Development Corp. Revenue Bonds
4.00%, 7/15/2031 (Callable 1/15/2027) (AGM Insured)	500,000	536,365
New York Transportation Development Corp. Revenue Bonds
5.00%, 1/1/2031 (Callable 1/1/2028)	1,000,000	1,145,240
		1,681,605
Oklahoma – 1.43%
Oklahoma Development Finance Authority Revenue Bonds
5.50%, 8/15/2057 (Callable 8/15/2028)	1,000,000	1,101,300

Oregon – 2.37%
Clackamas County Hospital Facility Authority Revenue Bonds
5.00%, 11/15/2032 (Callable 11/15/2025)	700,000	772,856
5.00%, 11/15/2052 (Callable 11/15/2025)	1,000,000	1,054,000
		1,826,856
Pennsylvania – 3.55%
Allentown Neighborhood Improvement Zone
Development Authority Revenue Bonds
5.00%, 5/1/2042 (Callable 5/1/2028) (b)	1,500,000	1,606,875
Commonwealth Financing Authority Tobacco Master
Settlement Payment Revenue Bonds
5.00%, 6/1/2035 (Callable 6/1/2028)	500,000	563,830
Philadelphia Gas Works Co. Revenue Bonds
5.00%, 10/1/2032 (Callable 10/1/2026)	500,000	566,425
		2,737,130
Puerto Rico – 6.84%
Commonwealth of Puerto Rico General Obligation Bonds
5.50%, 7/1/2020 (NATL Insured)	665,000	681,864
Puerto Rico Commonwealth Aqueduct &
Sewer Authority Revenue Bonds
5.00%, 7/1/2028 (Callable 4/1/2019) (AGC Insured)	1,020,000	1,044,990

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2019, Continued

	Principal
	Amount	Value
Puerto Rico – 6.84% (Continued)
Puerto Rico Electric Power Authority Revenue Bonds
5.00%, 7/1/2022 (Callable 4/1/2019) (NATL Insured)	$555,000	$558,774
5.00%, 7/1/2023 (Callable 4/1/2019) (NATL Insured)	180,000	181,154
5.00%, 7/1/2024 (Callable 4/1/2019) (AGM Insured)	450,000	462,470
5.00%, 7/1/2024 (Callable 4/1/2019) (NATL Insured)	420,000	422,528
Puerto Rico Highways & Transportation
Authority Revenue Bonds
4.75%, 7/1/2038 (Callable 4/1/2019) (NATL Insured)	1,000,000	990,000
Puerto Rico Municipal Finance Agency Revenue Bonds
5.25%, 8/1/2022 (AGC Insured)	870,000	924,236
		5,266,016
South Carolina – 2.14%
South Carolina Public Service Authority Revenue Bonds
5.00%, 12/1/2037 (Callable 12/1/2026)	500,000	557,100
5.00%, 12/1/2056 (Callable 12/1/2026)	1,000,000	1,087,560
		1,644,660
Tennessee – 1.42%
Chattanooga Health Educational & Housing
Facility Board Revenue Bonds
5.00%, 10/1/2035 (Callable 10/1/2025)	500,000	536,735
Chattanooga Tennessee Health, Educational,
and Student Housing Facility Board Revenue Bonds
5.00%, 10/1/2029 (Callable 10/1/2025)	500,000	557,310
		1,094,045
Texas – 4.83%
Austin Convention Enterprises, Inc. Revenue Bonds
5.00%, 1/1/2032 (Callable 1/1/2027)	575,000	628,216
5.00%, 1/1/2034 (Callable 1/1/2027)	850,000	920,236
Central Texas Regional Mobility Authority Revenue Bonds
5.00%, 1/1/2046 (Callable 1/1/2026)	1,000,000	1,088,740
Central Texas Turnpike System Revenue Bonds
5.00%, 8/15/2034 (Callable 8/15/2024)	1,000,000	1,081,760
		3,718,952
Vermont – 1.07%
City of Burlington Vermont Airport Revenue Bonds
4.00%, 7/1/2028 (Callable 7/1/2022)	795,000	827,460

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2019, Continued

	Principal
	Amount	Value
Virginia – 1.34%
City of Chesapeake Virginia Expressway
Toll Road Revenue Bonds
4.125%, 7/15/2042 (Callable 7/15/2022)	$510,000	$511,969
5.00%, 7/15/2047 (Callable 7/15/2022)	500,000	521,325
		1,033,294
Washington – 4.03%
Greater Wenatchee Regional Events Center Public
Facilities District Revenue Bonds
4.50%, 9/1/2022	190,000	193,129
5.25%, 9/1/2032 (Callable 9/1/2022)	1,000,000	1,014,630
Skagit County Public Hospital District No. 1 Revenue Bonds
5.00%, 12/1/2022	750,000	821,415
4.00%, 12/1/2026	500,000	542,780
5.00%, 12/1/2037 (Callable 12/1/2023)	500,000	530,580
		3,102,534
Wisconsin – 1.35%
Wisconsin Health & Educational Facilities
Authority Revenue Bonds
5.25%, 12/1/2049 (Callable 12/1/2022)	1,000,000	1,040,070
TOTAL MUNICIPAL BONDS (Cost $69,748,733)		72,481,478

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2019, Continued

MONEY MARKET FUND – 4.94%	Shares	Value
Fidelity Institutional Money Market Funds –
Government Portfolio, Institutional Class, 2.31% (c)	3,805,107	$3,805,107
TOTAL MONEY MARKET FUND (Cost $3,805,107)		3,805,107
Total Investments (Cost $73,553,840) – 99.04%		76,286,585
Other Assets in Excess of Liabilities – 0.96%		742,668
TOTAL NET ASSETS – 100.00%		$77,029,253

Scheduled principal and interest payments are guaranteed by the following bond insurers.
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal Corp.
NATL – National Public Finance Guarantee
The insurance does not guarantee the market value of the municipal bonds.
(a)
The securities are in default and are not making full payments of interest and principal when due. The securities are making semi-annual distributions of variable amounts of cash flow. These amounts are determined by factors including, but not limited to, property occupancy levels, per unit rental rates and capital reinvestment expenses. The coupon accrual rate being utilized by the Fund is reviewed annually for consistency by the portfolio manager and will generally be based upon 50-150% of prior period distributions, depending on changes in the previously mentioned factors.

(b)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” Wasmer, Schroeder & Company, LLC, the Fund’s investment adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of February 28, 2019, the value of these investments was $3,660,735 or 4.75% of total net assets.

(c)	Rate shown is the 7-day annualized yield at February 28, 2019.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2019

ASSETS
Investments, at market value (cost $73,553,840)	$76,286,585
Receivables
Fund shares sold	295,973
Interest	895,555
Prepaid expenses	15,213
Total assets	77,493,326
LIABILITIES
Payables
Distributions payable	156,967
Fund shares redeemed	217,058
Due to adviser	25,681
Administration and fund accounting fees	23,323
Audit fees	20,500
Transfer agent fees and expenses	7,821
Reports to shareholders	4,600
Chief Compliance Officer fee	2,750
Legal fees	1,950
Trustee fees and expenses	38
Custody fees	1,637
Accrued expenses	1,748
Total liabilities	464,073
NET ASSETS	$77,029,253

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	7,259,014
Net asset value, redemption price and offering price per share	$10.61

COMPONENTS OF NET ASSETS
Paid-in capital	$74,299,033
Distributable earnings	2,730,220
Total net assets	$77,029,253

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF OPERATIONS For the Year Ended February 28, 2019

NET INVESTMENT INCOME
Income
Interest	$4,262,856
Total investment income	4,262,856

Expenses
Advisory fees (Note 4)	468,638
Administration and fund accounting fees (Note 4)	103,950
Transfer agent fees and expenses (Note 4)	31,523
Registration fees	25,045
Audit fees	20,500
Trustee fees and expenses	15,349
Legal fees	13,982
Chief Compliance Officer fees (Note 4)	9,500
Custody fees (Note 4)	6,271
Shareholder reporting	4,263
Insurance	2,920
Interest (Note 6)	4,487
Miscellaneous	6,549
Total expenses before advisory fee waiver	712,977
Less: advisory fee waiver (Note 4)	(10,021)
Net expenses	702,956
Net investment income	3,559,900

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(71,016)
Change in unrealized depreciation on investments	(95,072)
Net realized and unrealized loss on investments	(166,088)
Net increase in net assets resulting from operations	$3,393,812

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	February 28,	February 28,
	2019	2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,559,900	$3,607,195
Net realized gain/(loss) on investments	(71,016)	316,152
Change in unrealized
appreciation/(depreciation) on investments	(95,072)	1,417,956
Net increase in net assets
resulting from operations	3,393,812	5,341,303

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions to shareholders	(3,653,001)	(3,835,783)
Total dividends and
distributions to shareholders	(3,653,001)	(3,835,783)*

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	15,725,827	36,287,850
Proceeds from shares issued in
reinvestment of dividends	1,974,812	2,733,454
Cost of shares redeemed+	(58,711,717)	(21,420,155)
Net increase/(decrease) in net assets resulting
from capital share transactions	(41,011,078)	17,601,149

Total increase/(decrease) in net assets	(41,270,267)	19,106,669

NET ASSETS
Beginning of year	118,299,520	99,192,851
End of year	$77,029,253	$118,299,520 **

CHANGES IN SHARES OUTSTANDING
Shares sold	1,479,222	3,373,514
Shares issued in reinvestment of dividends	186,138	254,437
Shares redeemed	(5,539,114)	(1,997,053)
Net increase/(decrease) in shares outstanding	(3,873,754)	1,630,898

+	Net of redemption fees of $1,670 and $7,120, respectively.
*	Includes distributions from net investment income and net realized gains of $3,601,658 and $234,125, respectively.
**	Includes accumulated undistributed net investment income of $40,737.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

					For the period
	For the	For the	For the	For the	March 31,
	Year	Year	Year	Year	2014*
	Ended	Ended	Ended	Ended	through
	February 28,	February 28,	February 28,	February 29,	February 28,
	2019	2018	2017	2016	2015
Net asset value,
beginning of period	$10.63	$10.44	$10.76	$10.78	$10.00
Income from
investment operations:
Net investment income^	0.40	0.36	0.40	0.51	0.53
Net realized and
unrealized gain/(loss)
on investments	0.01	0.20	(0.22)	(0.02)	0.77
Total from
investment
operations	0.41	0.56	0.18	0.49	1.30
Less distributions
to shareholders:
From net investment
income	(0.41)	(0.35)	(0.40)	(0.51)	(0.52)
From net realized gains
on investments	(0.02)	(0.02)	(0.10)	—	—
Total dividends	(0.43)	(0.37)	(0.50)	(0.51)	(0.52)
Redemption fees^#	0.00	0.00	0.00	0.00	0.00
Net asset value,
end of period	$10.61	$10.63	$10.44	$10.76	$10.78

Total return	3.93%	5.42%	1.65%	4.67%	13.27	%+

Supplemental data and ratios:
Net assets, end of
period (thousands)	$77,029	$118,300	$99,193	$101,847	$82,400
Ratio of net expenses to
average net assets:
Before fee waivers/
recoupment	0.76%	0.88%	0.95%	1.01%	1.08	%++
After fee waivers/
recoupment	0.75%	0.92%	0.97%	1.00%	1.00	%++
Ratio of net investment
income to average net assets:
Before fee waivers/
recoupment	3.79%	3.34%	3.76%	4.77%	5.48	%++
After fee waivers/
recoupment	3.80%	3.30%	3.74%	4.78%	5.56	%++
Portfolio turnover rate	18%	11%	32%	27%	16	%+

*	Commencement of operations.
^	Based on average shares outstanding.
#	Amount is less than $0.01 per share.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019

NOTE 1 – ORGANIZATION

The Wasmer Schroeder High Yield Municipal Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek to generate a high level of interest income that is not subject to federal income tax.  The Fund currently offers an Institutional Class which commenced operations on March 31, 2014, prior to which, its only activity was a transfer in-kind of securities and cash.  This transfer in-kind was nontaxable, whereby the Fund issued 4,369,546 shares on March 31, 2014.  The fair value and cost of securities received by the Fund was $41,842,498 and $41,966,736, respectively.  In addition, the Fund received $1,852,959 of cash and interest receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2016-2018 or expected to be taken in the Fund’s 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized/accreted over the life of the respective security using the effective interest method.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory and custodian fees.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of February 28, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Debt Securities:  Debt securities are valued at their bid prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to hold no more than 15% of its net assets in illiquid securities.  As of February 28, 2019, the Fund had investments in illiquid securities with a total value of $5,964,900 or 7.75% of total net assets.

Information concerning these illiquid securities is as follows:

Security	PAR	Dates Acquired	Cost Basis
Southcentral MN Revenue Bonds	$10,110,000	9/04 – 2/14	$4,433,456

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.  The Fund’s investment adviser has determined that all the Rule 144A securities held by the Fund at February 28, 2019 are considered liquid.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2019:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$72,481,478	$—	$72,481,478
Money Market Fund	3,805,107	—	—	3,805,107
Total Investments	$3,805,107	$72,481,478	$—	$76,286,585

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

Refer to the Fund’s schedule of investments for a detailed break-out of municipal bonds by state.  Transfers between levels are recognized at February 28, 2019, the end of the reporting period.  There were no transfers between levels during the year ended February 28, 2019.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2019, Wasmer, Schroeder & Company, LLC (the “Adviser”) provided the Fund with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. For the year ended February 28, 2019, the advisory fees incurred by the Fund are disclosed in the statement of operations.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to contractually reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 0.75% of average daily net assets of the Fund’s Institutional Class. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

payment of current ordinary operating expenses.  For the year ended February 28, 2019, the amount of fees waived by the Adviser is disclosed in the statement of operations.  Any amount due from the Adviser is paid monthly to the Fund.

During the year ended February 28, 2019, the Adviser recouped previously waived advisory fees in the amount of $5,983.  The Adviser also waived advisory fees of $16,004 during the year ended February 28, 2019.

Cumulative expenses subject to recapture expire as follows:

Expiration	Amount
Oct. 2021 – Feb. 2022	$16,004

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the year ended February 28, 2019 are disclosed in the statement of operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $16,346,913 and $56,512,350, respectively.  The Fund had no long-term purchases or sales of U.S. Government securities during the year ended February 28, 2019.

NOTE 6 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $10,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended February 28, 2019, the Fund drew on its line of credit.  The Fund had an outstanding average balance of $86,860, paid a weighted average interest rate of 5.10%, and incurred interest expense of $4,487.  During the year ended February 28, 2019, the maximum borrowing by the Fund occurred on May 16, 2018 in the amount of $8,005,000.  At February 28, 2019, the Fund had no outstanding loan amounts.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended February 28, 2019 and February 28, 2018 was as follows:

	Year Ended	Year Ended
	February 28, 2019	February 28, 2018
Ordinary income	$73,036	$103,251
Tax-exempt income	3,508,006	3,404,745
Long-term capital gain	120,855	202,973

As of February 28, 2019, the components of capital on a tax basis were as follows:

Cost of investments (a)	$73,553,840
Gross unrealized appreciation	2,911,729
Gross unrealized depreciation	(178,984)
Net unrealized appreciation (a)	2,732,745
Undistributed ordinary and tax-exempt income	225,458
Undistributed long-term capital gains	—
Total distributable earnings	225,458
Other accumulated gains/(losses)	(227,983)
Total accumulated earnings/(losses)	$2,730,220

(a) Book-basis and tax-basis net unrealized appreciation are the same.

At February 28, 2019 “Other accumulated gains/losses” consisted of distributions payable of $156,967 and a short-term capital loss carryforward of $71,016 which does not expire.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

High Yield Risk – High yield debt obligations (commonly known as “junk bonds”) are speculative investments and entail greater risk of loss of principal than securities and loans that are investment grade rated because of their greater exposure to credit risk. The high yield market at times is subject to substantial volatility and high yield debt obligations may be less liquid than higher quality securities.

Fixed Income Securities Risks – Fixed income (debt) securities are generally subject to the following risks:

o
Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates. If interest rates increase, the value of these investments generally declines. Securities with

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

o
Extension Risk.  If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

o
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

o
Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates, and the Fund may have to invest the proceeds in lower-yielding securities.

Liquidity Risk – The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

Reinvestment Risk – A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Tax and Taxability Risk – The Fund relies on the opinion of the issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal income tax. However, after the Fund buys a security issued as tax-exempt, the Internal Revenue Service may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund pays with respect to that interest would be subject to federal income tax.

Wasmer Schroeder High Yield Municipal Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Series Trust and
Shareholders of Wasmer Schroeder High Yield Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wasmer Schroeder High Yield Municipal Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years then ended and for the period March 31, 2014 (commencement of operations) to February 28, 2015, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years then ended and for the period March 31, 2014 (commencement of operations) to February 28, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 26, 2019

Wasmer Schroeder High Yield Municipal Fund

NOTICE TO SHAREHOLDERS at February 28, 2019 (Unaudited)

For the year ended February 28, 2019, the Fund designated $73,036 and $3,508,006, respectively, as ordinary income and tax-exempt income for purposes of the dividends paid deduction.  For the year ended February 28, 2019, the Fund designated $120,855 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended February 28, 2019, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund.  For shareholders in the Fund, none of the income distributed for the year ended February 28, 2019 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

The percentage of ordinary income distributions that are designated as interest related income under Internal Revenue section 871(k)(1)(C) for the year ended February 28, 2019 was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended February 28, 2019 was 0%.

The percentage of ordinary income distributions exempt from federal tax for the year ended February 28, 2019 was 97.95%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WSC-MUNI or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WSC-MUNI.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-WSC-MUNI.

Wasmer Schroeder High Yield Municipal Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 72)		term;	Gamma Delta		Advisors
615 E. Michigan Street		since	Housing Corporation		Series Trust
Milwaukee, WI 53202		March	(collegiate housing		(for series not
		2014.	management)		affiliated with
			(2012 to present);		the Fund);
			Trustee and Chair		Independent
			(2000 to 2012),		Trustee from
			New Covenant Mutual		1999 to 2012,
			Funds (1999 to 2012);		New Covenant
			Director and Board		Mutual Funds
			Member, Alpha		(an open-end
			Gamma Delta		investment
			Foundation		company with
			(philanthropic		4 portfolios).
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of	1	Trustee,
(age 58)		term*;	Business Development		Advisors
615 E. Michigan Street		since	(February 2019 to		Series Trust
Milwaukee, WI 53202		March	present) Ballast Equity		(for series not
		2017.	Management, LLC		affiliated with
			(a privately-held		the Fund).
investment advisory
firm); Managing
Director and Vice
President, Jensen
Investment
Management, Inc.
(a privately-held
investment advisory
firm) (2002 to 2017).

Wasmer Schroeder High Yield Municipal Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)
George J. Rebhan	Chairman	Indefinite	Retired; formerly	1	Trustee,
(age 84)	of the	term;	President, Hotchkis		Advisors
615 E. Michigan Street	Board	since	and Wiley Funds		Series Trust
Milwaukee, WI 53202	and	May	(mutual funds)		(for series not
	Trustee	2002.	(1985 to 1993).		affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 71)		term;	Manager, President,		Advisors
615 E. Michigan Street		since	CEO, U.S. Bancorp		Series Trust
Milwaukee, WI 53202		September	Fund Services, LLC,		(for series not
		2008.	and its predecessors,		affiliated with
			(May 1991 to July 2017).		the Fund).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	1	Trustee,
(age 60)		term*;	Group, Inc.		Advisors
615 E. Michigan Street		since	(financial		Series Trust
Milwaukee, WI 53202		January	consulting firm)		(for series not
		2016.	(1998 to present).		affiliated with
the Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions
Fund, from
2010 to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

Wasmer Schroeder High Yield Municipal Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 50)	Chief	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Executive	December	(February 1996 to present.)
Milwaukee, WI 53202	Officer and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 57)	President,	term; since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Treasurer	December	to present).
Milwaukee, WI 53202	and	2007.
Principal
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 47)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 36)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		December	(July 2010 to present).
Milwaukee, WI 53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 61)	President,	term; since	LLC and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Wasmer Schroeder High Yield Municipal Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Emily R. Enslow, Esq.	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 32)	President	term; since	(July 2013 to present).
615 E. Michigan Street	and	December
Milwaukee, WI 53202	Secretary	2017.

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2019, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-WSC-MUNI (1-855-972-6864).

Wasmer Schroeder High Yield Municipal Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-WSC-MUNI (1-855-972-6864) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Wasmer Schroeder High Yield Municipal Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 5-6, 2018, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Wasmer Schroeder & Company, LLC (the “Adviser”) on behalf of the Wasmer Schroeder High Yield Municipal Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 17-18, 2018, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan.  The Board also considered its knowledge of the Adviser’s operations and noted that during the course of the prior year they had met with the Adviser in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of July 31, 2018 on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks.  While

Wasmer Schroeder High Yield Municipal Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

the Board considered both short-term and long-term performance of the Fund, it placed greater emphasis on longer term performance. The Board also took into account that the Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates.

When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. The Board therefore took into account the Adviser’s views as to the reasons for the Fund’s relative performance against peers and benchmark over various time periods and its future outlook for the Fund. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark index.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below the peer group median for the one-year period, in line with the peer group median for the three-year period and above the peer group median for the since inception period.

The Board reviewed the performance of the Fund against broad-based securities market benchmarks.  The Board also noted that the Adviser represented it does not have any similarly managed accounts for performance comparison.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds, as well as all expense waivers and reimbursements.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 0.75% for the Institutional Class shares (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was below the peer group median and peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for was equal to the peer group median and below the peer group average.  The Board noted that the contractual advisory fee was equal to the peer group median and slightly below the average and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s contractual advisory fee was equal to the peer group median and slightly above the average.  As a result, the Board noted it would continue to monitor the appropriateness of the advisory fee and concluded that, at this time, the fees to be paid to the

Wasmer Schroeder High Yield Municipal Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Adviser were fair and reasonable. The Board noted that the Adviser represented that it does not have any similarly managed accounts.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  In this regard, the Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap, but noted that the Fund’s expenses are currently below the Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund.  The Board also considered that the Adviser does not receive Rule 12b-1 fees from the Fund and that the Fund does not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

Wasmer Schroeder High Yield Municipal Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Wasmer, Schroeder & Company, LLC
600 Fifth Avenue South, Suite 210
Naples, Florida 34102

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-WSC-MUNI

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-WSC-MUNI (1-855-972-6864).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2019	FYE 2/28/2018
Audit Fees	$16,900	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2019	FYE 2/28/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2019	FYE 2/28/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  5/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  5/7/19

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date  5/7/19

* Print the name and title of each signing officer under his or her signature.